UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12255 El Camino Real, San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 837-5863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2015, Retrophin, Inc. (the “Company”) entered into an Amendment No. 4 to Sublicense Agreement (the “Amendment”) with Ligand Pharmaceuticals Incorporated (“Ligand”) pursuant to which the Company and Ligand agreed to amend certain terms of the Sublicense Agreement, dated February 16, 2012, by and between the Company and Ligand, as amended (the “Sublicense Agreement”).

Under the Sublicense Agreement, Ligand has granted the Company an exclusive worldwide sublicense, with further sublicense rights, to intellectual property rights related to Sparsentan and related compounds. Sparsentan is an investigational therapeutic agent which acts as both a potent angiotensin receptor blocker as well as a selective endothelin receptor antagonist preferential for receptor type A.

The Company is paying Ligand $1.0 million as consideration for entering into the Amendment, partly in exchange for rights related to potential expansion in the Asia Pacific region. The Amendment also amends certain other non-financial terms of the Sublicense Agreement. Under the Sublicense Agreement, as amended by the Amendment, the escalating annual royalty obligation due to Ligand between 15% and 17% of net sales of Sparsentan, or any products containing related compounds, remains unchanged and the potential milestone payments payable to Ligand are materially unchanged.

The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the Amendment, which will be filed by the Company as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2015.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the Company’s ability to commercialize Sparsentan or any products containing related compounds. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s most recent Annual Report on Form 10-K, as amended, Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: September 17, 2015	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer